KEYPORT VARIABLE INVESTMENT TRUST

                      COLONIAL-KEYPORT U.S. FUND FOR GROWTH

                       SUPPLEMENT DATED NOVEMBER 25, 1996
                                       TO
                          PROSPECTUS DATED MAY 1, 1996


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Effective  December 6, 1996, the  sub-advisory  agreement with State Street Bank and Trust Company will be terminated. Following such termination, Colonial Management Associates, Inc. ("Colonial") will provide the Fund with investment management services under its current sub-advisory agreement with Keyport Advisory Services Corp. The portfolio managers of the Fund will be Mark Stoeckle and Peter Wiley, each of whom is a Vice President of Colonial. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc. Prior to joining Colonial in 1992, Mr. Wiley was an Analyst at State Street Bank and Trust Company and an Assistant Technical Staff Member of the Massachusetts Institute of Technology's Lincoln Laboratory. The Fund will continue to seek growth exceeding over time that of the S&P 500 Index by investing primarily in large capitalization U.S.
equity securities.

In connection with these changes in portfolio management, effective on December 6, 1996 (or as soon thereafter as is practicable), the name of the Fund will be changed to "Colonial-Keyport U.S. Stock Fund."

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